UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2021

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of principal executive office)	(Zip Code)

(518) 218-2550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MKTY	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant's Certifying Accountant

On April 28, 2021, Mechanical Technology, Incorporated (the "Company") engaged UHY LLP ("UHY") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended December 31, 2021.  On the same date the Company delivered to Wojeski & Company, CPAs, P.C. ("Wojeski & Company") written notice of termination of Wojeski & Company as the Company's auditor.

The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.  This decision was based on the Company's continued plans to expand in the cryptocurrency segment. The Company believes UHY's experience in SEC compliance and PCAOB audits along with their blockchain and digital currency knowledge will be valuable as the Company pursues its growth initiatives.

Neither of Wojeski & Company's reports on the Company's financial statements for the years ended December 31, 2020 or 2019 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the years ended December 31, 2020 and 2019, and during the subsequent interim period through April 28, 2021 (the date of this Current Report on Form 8-K), there were (i) no disagreements between us and Wojeski & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Wojeski & Company's satisfaction, would have caused Wojeski & Company to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, for such years and subsequent interim periods through April 28, 2021.  The Company was satisfied with services received from Wojeski & Company and is continuing to engage Wojeski & Company for other services.

We have provided Wojeski & Company with a copy of the disclosure set forth in this Current Report on Form 8-K and have requested that Wojeski & Company furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Wojeski & Company's letter, dated April 30, 2021, stating its agreement with the above statements, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company did not consult with UHY during the fiscal years ended December 31, 2020 and 2019 and the interim period from January 1, 2021 through April 28, 2021, on any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.           Description

16.1                        Letter of Wojeski & Company, CPAs, P.C., dated April 30, 2021, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2021	MECHANICAL TECHNOLOGY, INCORPORATED

	By:	/s/ Jessica L. Thomas
Name: Jessica L. Thomas Title: Chief Financial Officer